Exhibit 13

                     Anchor National Life Insurance Company

                         Variable Annuity Account Nine

               SCHEDULE FOR COMPUTATION OF PERFORMANCE QUOTATIONS


HYPOTHETICAL PERFORMANCE SINCE TRUST INCEPTION

The Average Annual Total Return for each period is determined by finding the average annual compounded rate of return over each period that would equate the initial amount invested to the ending redeemable value for that period, according to the following formulas:


                 P (1 + T) (n)  = ERV

                 P   =    a hypothetical initial purchase payment of $1,000

                 T   =    average annual total return for the period in question

                 n   =    number of years

                 ERV = redeemable value (as of the end of the stated period in question) of a hypothetical $1,000 purchase payment made at the beginning of the 1-year, 5-year, or 10-year period in question (or fractional period thereof).

The formula assumes that: (1) all recurring fees have been charged to the contract owner's accounts; (2) all applicable non-recurring charges are deducted at the beginning of the period in question; and (3) there will be a complete redemption at the end of the period in question. The performance figures shown in the table above relate to the contract form containing the highest level of charges.

I.   VARIABLE ANNUITY ACCOUNT NINE:  HYPOTHETICAL 1-YEAR RETURNS

     CALCULATION OF ANNUAL RETURN

     Fund Value = 1000 (Ending Unit Value / Beginning Unit Value)

     Annual Return = (Fund Value / 1000) - 1

     UNIT VALUES - (not applicable)



                                                                                                  Alliance
                               Global                    Growth                                   Bernstein    Americas
                  Global       Dollar                      And                                   International Government   Premier
                   Bond      Government    Growth        Income     High-Yield   International      Value       Income      Growth
                (Class B)    (Class B)    (Class B)     (Class B)    (Class B)     (Class B)      (Class B)    (Class B)   (Class B)
              ----------------------------------------------------------------------------------------------------------------------
Fund Value        $978.33   $1,072.98       $750.82       $985.00   $1,010.83      $761.63         N/A     $1,016.21       $812.30
One Year Yield      -2.17%      7.30%       -24.92%        -1.50%       1.08%      -23.84%         N/A         1.62%       -18.77%
Period Years         1.00       1.00          1.00          1.00        1.00         1.00        1.00          1.00          1.00



                         Alliance    Alliance                                   U.S.        Alliance
                         Bernstein    Bernstein                               Government/   Bernstein    Alliance
                         Real Estate  Small Cap                              High Grade     Utility     Bernstein     Worldwide
              Quasar     Investment    Value      Technology  Total Return  Securities      Income        Value     Privatization
             (Class B)   (Class B)    (Class B)   (Class B)    (Class B)     (Class B)      (Class B)    (Class B)     (Class B)
              ----------------------------------------------------------------------------------------------------------------------
Fund Value         $855.86  $1,086.96        N/A       $733.05   $1,000.37        $1,058.33     $760.18         N/A       $811.26
One Year Yield     -14.41%      8.70%        N/A       -26.69%       0.04%            5.83%     -23.98%         N/A       -18.87%
Period Years          1.00       1.00       1.00          1.00        1.00             1.00        1.00        1.00          1.00



II.      VARIABLE ANNUITY ACCOUNT NINE:  HYPOTHETICAL 5-YEAR RETURNS

         CALCULATION OF ANNUAL RETURN

         Fund Value = 1000 (Ending Unit Value / Beginning Unit Value)

         Annual Return = (Fund Value / 1000) (1/5) - 1

         UNIT VALUES - (Not applicable)



                                                                                                  Alliance
                               Global                    Growth                                   Bernstein    Americas
                  Global       Dollar                      And                                   International Government   Premier
                   Bond      Government    Growth        Income     High-Yield   International      Value       Income      Growth
                (Class B)    (Class B)    (Class B)     (Class B)    (Class B)     (Class B)      (Class B)    (Class B)   (Class B)
              ----------------------------------------------------------------------------------------------------------------------
Fund Value         $988.77  $1,267.03      $1,291.05     $1,802.42        N/A         $925.87         N/A     $1,314.26   $1,645.72
Five Year Yield      -0.23%      4.85%          5.24%        12.50%        N/A          -1.53%         N/A         5.62%      10.48%
Period Years          5.00       5.00           5.00          5.00       5.00            5.00        5.00          5.00        5.00


                         Alliance    Alliance                                   U.S.        Alliance
                         Bernstein    Bernstein                               Government/   Bernstein    Alliance
                         Real Estate  Small Cap                              High Grade     Utility     Bernstein     Worldwide
              Quasar     Investment    Value      Technology  Total Return  Securities      Income        Value     Privatization
              (Class B)   (Class B)    (Class B)   (Class B)    (Class B)     (Class B)      (Class B)    (Class B)     (Class B)
              ----------------------------------------------------------------------------------------------------------------------
Fund Value         $987.32        N/A       N/A     $1,635.62  $1,574.11       $1,249.44   $1,459.82           N/A     $1,128.18
Five Year Yield     -0.25%        N/A       N/A        10.34%      9.50%           4.55%       7.86%           N/A         2.44%
Period Years          5.00       5.00      5.00          5.00       5.00            5.00        5.00          5.00          5.00


III.     VARIABLE ANNUITY ACCOUNT NINE:  HYPOTHETICAL 10-YEAR RETURNS

         CALCULATION OF ANNUAL RETURN

         Fund Value = 1000 (Ending Unit Value / Beginning Unit Value)

         Annual Return = (Fund Value / 1000) (1/10) - 1

         UNIT VALUES - (Not applicable)


                                                                                                  Alliance
                               Global                    Growth                                   Bernstein    Americas
                  Global       Dollar                      And                                   International Government   Premier
                   Bond      Government    Growth        Income     High-Yield   International      Value       Income      Growth
                (Class B)    (Class B)    (Class B)     (Class B)    (Class B)     (Class B)      (Class B)    (Class B)   (Class B)
              ----------------------------------------------------------------------------------------------------------------------
Fund Value           $1,315.88        N/A            N/A     $3,315.58        N/A       N/A         N/A           N/A          N/A
Ten Year Yield           2.78%        N/A            N/A        12.73%        N/A        N/A         N/A           N/A          N/A
Period Years             10.00      10.00          10.00         10.00      10.00       10.00       10.00         10.00       10.00


                         Alliance    Alliance                                   U.S.        Alliance
                         Bernstein    Bernstein                               Government/   Bernstein    Alliance
                         Real Estate  Small Cap                              High Grade     Utility     Bernstein     Worldwide
              Quasar     Investment    Value      Technology  Total Return  Securities      Income        Value     Privatization
             (Class B)   (Class B)    (Class B)   (Class B)    (Class B)     (Class B)      (Class B)    (Class B)     (Class B)
              ----------------------------------------------------------------------------------------------------------------------
Fund Value          N/A        N/A         N/A           N/A        N/A             N/A         N/A           N/A           N/A
Ten Year Yield      N/A        N/A         N/A           N/A        N/A             N/A         N/A           N/A           N/A
Period Years      10.00      10.00       10.00         10.00      10.00           10.00       10.00         10.00         10.00




IV.      VARIABLE ANNUITY ACCOUNT NINE:  HYPOTHETICAL LIFETIME RETURNS

       Fund Value = 1000 (31-December-01 Unit Value / Inception Date Unit Value)

         Annual Return = (Fund Value / 1000) (1/period) - 1


                                                                                                  Alliance
                               Global                    Growth                                   Bernstein    Americas
                  Global       Dollar                      And                                   International Government   Premier
                   Bond      Government    Growth        Income     High-Yield   International      Value       Income      Growth
                (Class B)    (Class B)    (Class B)     (Class B)    (Class B)     (Class B)      (Class B)    (Class B)   (Class B)
              ----------------------------------------------------------------------------------------------------------------------
Fund Value       $1,447.79     $1,819.94      $2,261.18      $3,369.14   $874.22        $1,310.89    $975.21    $1,599.01  $3,338.00
Annualized
Yield Since
Inception             3.60%         8.12%         11.84%         11.72%    -3.17%            3.05%     -2.48%       6.32%     13.51%
Period Years          10.46          7.67           7.29          10.96      4.18             9.01       0.64        7.66       9.51


                         Alliance    Alliance                                   U.S.        Alliance
                         Bernstein    Bernstein                               Government/   Bernstein    Alliance
                         Real Estate  Small Cap                              High Grade     Utility     Bernstein     Worldwide
              Quasar     Investment    Value      Technology  Total Return  Securities      Income        Value     Privatization
              (Class B)   (Class B)    (Class B)   (Class B)    (Class B)     (Class B)      (Class B)    (Class B)     (Class B)
              ----------------------------------------------------------------------------------------------------------------------
Fund Value     $1,042.41     $1,209.27      $1,104.20      $1,772.53 $2,192.48        $1,459.07  $1,810.97        $996.21  $1,433.49
Annualized
Yield Since
Inception           0.77%         3.89%         10.42%         10.06%     9.11%            4.15%      8.08%        -0.38%      5.08%
Period Years        5.40          4.97           0.67           5.97      9.01             9.29       7.64          0.67       7.27


* The "Since Inception Yields" for all funds less than 1 year are not annualized.



V.       CALCULATION OF ANNUAL RETURN

         UNIT VALUES:


                                                                                                  Alliance
                               Global                    Growth                                   Bernstein    Americas
                  Global       Dollar                      And                                   International Government   Premier
                   Bond      Government    Growth        Income     High-Yield   International      Value       Income      Growth
                 (Class B)    (Class B)    (Class B)     (Class B)    (Class B)     (Class B)      (Class B)    (Class B)  (Class B)
              ----------------------------------------------------------------------------------------------------------------------
Inception
Dates          7/15/1991    5/2/1994        9/15/1994       1/14/1991  10/27/1997  12/28/1992   5/10/2001      5/3/1994  6/26/1992
Inception
Date Unit
Value              10.00       10.00            10.00           10.00       10.00       10.00       10.00         10.00      10.00
12/31/2001        $14.48      $18.20           $22.61          $33.69       $8.74      $13.11       $9.75        $15.99     $33.38


                         Alliance    Alliance                                   U.S.        Alliance
                         Bernstein    Bernstein                               Government/   Bernstein    Alliance
                         Real Estate  Small Cap                              High Grade     Utility     Bernstein     Worldwide
              Quasar     Investment    Value      Technology  Total Return  Securities      Income        Value     Privatization
             (Class B)   (Class B)    (Class B)   (Class B)    (Class B)     (Class B)      (Class B)    (Class B)     (Class B)
              ----------------------------------------------------------------------------------------------------------------------
Inception
Dates           8/5/1996    1/9/1997     5/2/2001     1/11/1996  12/28/1992     9/17/1992   5/10/1994      5/1/2001  9/23/1994
Inception
Date Unit
Value              10.00       10.00        10.00         10.00       10.00         10.00       10.00         10.00      10.00
12/31/2001        $10.42      $12.09       $11.04        $17.73      $21.92        $14.59      $18.11         $9.96     $14.33